Exhibit 10.7

AKAMAI TERMS & CONDITIONS

1. DEFINITIONS. “Affiliate” means any entity controlling or controlled by or under common control with a party, where “control” is defined as the ownership of more than 50% of the equity or other voting interests of such entity. “Agreement” means these Terms & Conditions, applicable Transaction Documents, the AUP and any related attachments. “Akamai” means Akamai Technologies, Inc, its Affiliates, or entities authorized by Akamai to provide a Service. “Customer” means the entity that orders the Services and is responsible for the payment of fees under, and compliance with, this Agreement. “Service” means services or products ordered by Customer in a Transaction Document. A Service may include software (e.g., scripts or other code) which is provided solely to enable Customer’s use of the Service. “Transaction Documents” means documents that set forth the description of the Services being purchased from Akamai and any additional terms set forth in Order Forms, Statements of Work or other documents executed by the parties. Other capitalized terms used here have the definitions set forth below or in the Transaction Document(s).

2. SCOPE. Customer and its Affiliates may order Services by executing the applicable Transaction Documents. Transaction Documents are effective when fully executed by both parties. Unless otherwise agreed by the parties, any conflict between a Transaction Document and these terms will be resolved in favor of the Transaction Document.

3. RESPONSIBILITIES

3.1 Akamai shall provide the Services as set forth in the applicable Transaction Document. All rights in the Services are reserved to Akamai.

3.2 Each party shall perform its obligations as set forth in this Agreement. Except as expressly permitted in a particular Transaction Document, Customer shall not resell the Services to a third party nor enter into any similar relationship with a third party to enable the purchase or use of the Services through Customer. For purposes of the foregoing, end-users accessing Customer’s web site are not considered to be using the Services. When using the Services, Customer shall comply with Akamai’s then-current acceptable use policy (“AUP”) located at www.akamai.com/html/policies/index.html.

4. PAYMENT TERMS

4.1 Customer shall pay for the Services within thirty days of invoice date. All prices are in U.S. dollars, and all payments shall be in U.S. currency, unless otherwise set forth in the Transaction Document. All taxes (other than taxes assessed on the net income of Akamai) are the responsibility of Customer. There shall be no deduction in respect of any such taxes, or any offset against payment for any taxes; and all payments shall be grossed up to take account of any withholding taxes. After the initial Term of the applicable Transaction Document, Akamai may amend the fees for Services upon thirty days prior notice if such change is generally applicable to its customers, provided that if Akamai increases the fees Customer shall have the right to terminate its purchase of the applicable Service without termination charge by providing written notice to Akamai within thirty days of the effectiveness of the increased fees.

4.2 Customer shall pay a late charge of one percent per month (or part of a month), or the maximum lawful rate permitted by applicable law, whichever is less, for all amounts not paid within thirty days of invoice date, plus all costs, including reasonable attorneys’ fees, incurred to collect any unpaid amounts. Unless prohibited by applicable law or regulation, all invoiced amounts not disputed in writing within sixty days of invoice date are deemed accepted. Restrictive endorsements or other statements on checks accepted by Akamai are not enforceable. From time to time, Akamai reserves the right to reasonably require payment assurance.

5. CONFIDENTIAL INFORMATION. This section 5 shall not apply so long as Akamai and Customer are parties to an effective non-disclosure agreement that would govern the disclosure of information hereunder. Any information that a receiving party knows or has reason to know is confidential or proprietary (because such information is identified by the disclosing party orally or in writing as such or is not generally known in the relevant industry), is “Confidential Information” and shall remain the sole property of the disclosing party. The terms of any Transaction Document shall also constitute Confidential Information. Neither party shall disclose, use, modify, copy, reproduce or otherwise divulge Confidential Information of the other, except as required by law or in furtherance of the relationship between the parties. This section shall not apply to information disclosed in published materials, generally known to the public, lawfully obtained from any third party, or known to or independently developed by the receiving party, including, but not limited to, anonymous user data collected by the receiving party in connection with the Services. Neither party shall use the other party’s name, logo or marks without the other party’s written consent.

6. TERM AND TERMINATION

6.1 The “Term” is set forth in the Transaction Document and automatically renews for successive terms of equal duration unless either party notifies the other of its intent to not renew at least sixty days prior to the expiration of the applicable Term. Termination of an individual Transaction Document shall not terminate any Services under other Transaction Documents.

6.2 Either party may terminate a Transaction Document if the other materially breaches this Agreement and such breach continues unremedied for thirty days following notice or such other period designated herein. Akamai may immediately suspend all Transaction Documents for undisputed payments not received within thirty days of payment due date. Effective not fewer than thirty days following delivery of notice, Akamai may modify or terminate any Service if such modification or termination is generally applicable to all customers. In the event of such a modification, Customer may terminate the applicable Transaction Document without termination charge if Akamai fails to remedy a material decrease in the functionality of the affected Service within thirty days of written notice from Customer.

6.3 Except for a termination by Customer as expressly permitted hereunder, if a Transaction Document is terminated prior to end of the Term for any reason, Customer shall pay Akamai a termination charge (which Customer acknowledges reflects a reasonable measure of actual damages and not a penalty) equal to 100% of the fees that would have become due for the remainder of the Term, in addition to all fees outstanding at the date of termination.

7. INDEMNIFICATION

7.1 Akamai shall defend, indemnify and hold Customer harmless from and against any claim made, or any suit or proceeding brought against Customer, but only to the extent it is based on an allegation that a Service furnished hereunder directly infringes an issued patent or other intellectual property right under the laws of a country in which the Service is actually provided to Customer. If a Service is held to infringe and the use enjoined, Akamai shall have the option, at its own expense, to procure for Customer the right to continue using the Service; or replace same with a non-infringing service; or modify such Service so that it becomes non-infringing. If Akamai is unable to provide one of the foregoing remedies, Customer may terminate the applicable Service without termination charge upon written notice to Akamai. Akamai shall have no liability for any infringement of patents, copyrights, or other intellectual property rights resulting from Customer content, use of the Service other than as specified in relevant Akamai documentation, or to the extent the claims arise from products or services not supplied by Akamai.

7.2 Customer shall defend, indemnify, and hold Akamai, its agents and suppliers harmless from and against any claim relating to a violation of the AUP arising in connection with Customer’s use of any Service or its website.

7.3 The indemnified party shall (a) promptly notify the indemnifying party in writing of any claim, suit or proceeding for which indemnity is claimed, and (b) allow the indemnifying party solely to control the defense of any claim, suit or proceeding. The indemnifying party shall not enter into any settlement that imposes liability or obligations on the indemnified party without obtaining the indemnified party’s prior written consent.

8. DISCLAIMER AND LIMITATIONS. EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, PAST OR PRESENT, STATUTORY OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE, TO THE FULLEST EXTENT PERMITTED BY LAW, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR SECURITY. EXCEPT FOR EACH PARTY’S LIABILITY ARISING OUT OF ITS INDEMNIFICATION, PAYMENT AND CONFIDENTIALITY OBLIGATIONS AND TO THE FULLEST EXTENT PERMISSIBLE BY LAW, LIABILITY FOR ALL CLAIMS ARISING HEREUNDER, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE AMOUNT OF FEES PAID OR PAYABLE BY CUSTOMER TO AKAMAI UNDER THE APPLICABLE TRANSACTION DOCUMENT DURING THE SIX MONTHS PRECEDING THE CLAIM. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY LOST DATA, LOST PROFITS, BUSINESS INTERRUPTION, REPLACEMENT SERVICES OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR INDIRECT DAMAGES, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY.

9. MISCELLANEOUS. Any notice required or permitted shall be in writing and shall be delivered to the contact person listed on the Transaction Documents by personal delivery, deposited with an established overnight courier, or mailed by certified or registered mail, return receipt requested. Such notice will be deemed to have been given as of the date it has been so delivered or deposited, or five days after it has been mailed. Customer may assign this Agreement with Akamai’s prior written consent, which will not be unreasonably withheld, delayed or conditioned. The Agreement is binding upon and inures to the benefit of each party and its successors and permitted assigns. The Agreement shall be interpreted under Massachusetts law. Notwithstanding any local laws to the contrary, the parties agree that the governing language of this Agreement and any notices related hereto shall be English. Prior agreements, representations, and statements with respect to the subject matter are superseded. This Agreement may be changed only in writing signed by Akamai and Customer, and no effect shall be given to terms set forth in any Customer purchase order, confirmation or similar document. No failure or delay of either party to exercise or enforce any of its right operates as a waiver of any such right. If any provision is held unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions shall remain in effect. If either party is prevented from performing any of its obligations due to any cause beyond the party’s reasonable control, that party’s performance will be excused for the period of the delay or inability to perform due to such occurrence. The parties are independent contractors. Customer shall not, nor shall it cause Akamai to, export or permit any third party to export, directly or indirectly, any item without appropriate licenses and clearances. Sections 4, 5, 6.3, 8 and 9 shall survive termination.

ADDENDUM

This Addendum, effective as of November 1, 2007, amends and supersedes certain of the provisions of (1) the Akamai Terms & Conditions (the “Terms & Conditions”) entered into by and between Akamai Technologies, Inc. (“Akamai”) and Eyeblaster, Inc. (“Customer”) on or prior to the date hereof, (2) the Akamai Media Delivery Order Forms, related Advanced Feature Schedule and Akamai China CDN Services – Advanced Feature Schedule with an effective date of November 1, 2007 (collectively, the “AMD Order Form”), and (3) the Web Application Accelerator Order Form with an effective date of November 1, 2007 (the “WAA Order Form” and items 2 and 3 together the “Order Forms”). Capitalized terms used but not defined herein have the same meaning as in the Terms & Conditions or Order Forms.

In consideration of the following as set forth in this Addendum, the parties agree as follows:

1. Customer will use Akamai for 100% of its content delivery and application accelerator needs during the Term set forth in the Order Forms. Notwithstanding the foregoing, however, this commitment shall not apply to (i) Customer’s content delivery needs within China or (ii) to the extent any Akamai Service is failing to meet the service level agreement for the applicable Service. Without limiting the foregoing, and except as expressly set forth herein, Customer agrees that for any given month Customer’s usage of the Akamai Media Delivery and Web Application Accelerator Services will be 100% of Customer’s aggregate usage of all content delivery, application accelerator and similar services provided by any content delivery network, cache services network, application extension network, streaming network or other similar network.

2. Notwithstanding anything to the contrary in the Terms & Conditions or WAA Order Form, Customer shall have the right to terminate the WAA Order Form and the Services provided thereunder on or before February 15, 2008, without cancellation fee or other early termination change, by providing advance written notice to Akamai. In the event Customer exercises its right to terminate during such period, it will pay Akamai all unpaid fees accrued as of the termination date, including any installation, activation or other One-Time Fees reflected in the WAA Order Form.

3. The Monthly Fees set forth on the Order Forms shall contribute to a total committed revenue amount to Akamai of **** by Customer (“Total Committed Revenue Amount”) through October 31, 2009, and these amounts may be met through Customer’s purchase of any combination of Akamai Services, including the purchase of new Services or overage amounts on those Services set forth on the Order Forms. In the event Customer exercises its right to terminate the WAA Order Form, then the Total Committed Revenue Amount will be decreased by the remaining portion of the committed monthly revenues of the WAA Order Form.

4. During the Term, Customer shall have the right to increase (but not decrease) the number of Global Traffic Management Data Centers as set forth on the AMD Order Form at a usage rate of **** per additional Data Center by executing a change order Transaction Document with Akamai. The increased number of Data Centers shall take effect during the next calendar month following Akamai’s acceptance of Customer’s order to increase the number of Data Centers.

5. Every instance in the Akamai Media Delivery Service Level Agreement where “Agents & Polling Frequency” are addressed (i.e., Section II.(a) of Article 1, 2, & 3 respectively) shall be amended as follows: “Form at least six (6) geographically and network-diverse locations in major metropolitan areas, including locations in North America, Europe and Asia Pacific, Akamai will simultaneously poll a test file residing on the Customer’s production services and on Akamai’s network.”

The parties hereto have caused this Addendum to be duly executed and delivered by their respective authorized officers as of the date first above written.

AKAMAI TECHNOLOGIES, INC.		EYEBLASTER, INC.

By:	/s/ Gene Meyer	By:	/s/ Nir Yaron
Name:	Gene Meyer	Name:	Nir Yaron
Title:	R.S.M.	Title:	C.O.O
Date:	November 9, 2007	Date:	November 9, 2007

[****]	Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Akamai Media Delivery Order Form

Customer Information		Billing Contact Information:
Company: Address:	Eyeblaster Ltd 135. W. 18th St. 5th Floor New York, NY 10011	Contact Name Nir Yaron Address (if different): E-Mail: niry@eyeblaster.com	Phone:	Fax:

Order Information						Akamai Rep:	McCullough
Effective Date:	11/01/2007	Billing Effective Date:	11/01/2007	Term:	24 Months	Customer PO # : _______
	(mm/dd/yyyy)		(mm/dd/yyyy)		(Starts on Billing Date)

Customer Type:	☒ ☐	Existing Customer New Customer	Purpose of Order:	☐	New Service Order (no change to any existing services).
Affiliate Order:	☐ ☐	No (use this unless below applies) Yes customer is incorporating Ts & Cs signed by an affiliate Name of affiliate is ______.		☒	Change Order. Replaces and supersedes existing order with an effective date of 02/01/2007. Describe change type here (e.g. renewal, upgrade, etc ). upgrade.
				☐	Transfer from another service to this one (prior service will be terminated on the Billing Effective Date). If selected then list the prior service being terminated here: _____.

Service Information		One Time Fees	Monthly Fees

☒	EdgeSuite Delivery

	Monthly Usage Commitment =**** megabits per second (Mbps) Usage Rate = **** per Mbps Usage Rate for Overage = **** per Mbps	$	****

☒ Enable Tiered Distribution (Cache Hierarchy Midgress)

☐	Media Delivery Standard Downloads Monthly Usage Commitment = _____ {Select One} Usage Rate = $____ per {Select One} Usage Rate for Overage = $_____ per {Select One}	$	$

☒	Media Delivery Streaming

Streaming with ☒ Windows Media, ☒ Apple Quicktime and/or ☒ Real Media (check all that apply)
	Monthly Usage Commitment= **** gigabytes delivered (GB) Usage Rate =**** per GB Usage Rate for Overage = **** per GB	$	****

On-demand Streaming with Adobe Flash

	Monthly Usage Commitment = **** gigabytes delivered (GB) Usage Rate = **** per GB Usage Rate for Overage = **** per {Select One}	$	$

☒	Additional NetStorage (1 GB included)

	Monthly Usage Commitment = **** GB X **** per GB	$	****

Usage Rate for Overage = **** per GB ($200 per GB unless otherwise indicated)

☐	Akamai License Delivery for

	☐ Windows Media® DRM	$	$

Monthly Commitment = $_____ for {Select One} Usage Rate for Overage = $_____ per 1000 licenses delivered

☐	Download, Stream and Audience Intelligence

	Premium reports providing in-depth intelligence on HTTP content, asset downloads and streams and audience metrics.	$	$

☒	Log Delivery Service

	To be charged at a rate equal to **** of monthly charges for committed and overage usage unless otherwise indicated _____ % per month.	$	****

☐	Access Control	$	$

☐	Secure Streaming	$	$

☐	Advanced Cache Control	$	$

☐	Content Targeting	$	$

☐	Professional Services

	☐ Standard	$	$

☐ Enterprise (May require a statement of work)

☒	Advanced Features (if checked attach Advanced Feature Schedule)	$	****

Security Deposit: ☐ Security Deposit - $ Total Fees:		$	****

This order is issued under and incorporates the Terms & Conditions in effect between the parties. Terms & Conditions shall mean the terms and conditions, network services agreement, master services agreement or other similar agreement governing the purchase of Akamai services signed by Customer and Akamai. If no such agreement has been separately executed by the parties, the Akamai Terms & Conditions set forth at http://www.akamai.com/dl/akamai/akam terms conditions.pdf shall become the Terms & Conditions governing this order Service descriptions, billing methodologies, usage requirements and additional terms are located at http://www.akamai.com/dl/akamai/servicepage10182006 doc and are incorporated herein in addition, use of Akamai Services is subject to Akamai’s acceptable use policy (available at www.akamai.com).

Customer Contact for Notices (if different from address at top) Company: Address: Attention:	Akamai Contact for Notices c/o Akamai Technologies, Inc. 8 Cambridge Center, Cambridge, MA 02142 USA Attn: General Counsel

EYEBLASTER LTD.		AKAMAI TECHNOLOGIES, INC.

By:	/S/ NIR YARON	By:	/S/ GENE MEYER

Name:	Nir Yaron	Name:	Gene Meyer

Title.	COO	Title.	RSM

Date:	10-Jan-2008	Date:	20-Jan-2008

Akamai Technologies, Inc - Confidential	Contract version 11/2006

[****]	Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Advanced Features Schedule (to be attached to applicable Akamai Order Form)

General Information

Customer Name:	Eyeblaster, Inc.	Order Date: 11/01/2007
(as listed on attached Order Form)
Order Status:	☒ These Features are being ordered concurrently with Akamai’s Media Delivery Service.

Advanced Features Order Information			One Time or Annual Fees	Monthly Fees

☐	Access Control		$	$

☐	Additional Domain Names ___________		$	$

☐	Advanced Cache Control		$	$

☐	Content Targeting		$	$

☐	Dynamic Content Assembly		$	$

☒	Enhanced DNS

	Includes up to 50 Zones (up to 25,000 records per Zone), and up to five (5) thousand hits per second (Thps) or 50 megabits per second (Mbps) of peak DNS traffic. Customer shall be billed an overage fee of **** per Thps for monthly DNS traffic over five Thps or **** per megabyte delivered (MB) for DNS traffic over 50 Mbps.		$		****
	☐ Additional Zones at $ per 50 Zones			$

☒	Global Traffic Management

☒ Failover ☒ IP Intelligence ☒ Performance ☒ Performance w/ Network Agent
(Check One)

Integration Fee = Number of Data Centers **** per Data Center:

Monthly Fee = Number of Data Centers **** per Data Center:

This Service cannot be combined with non-Akamai accelerated content delivery services without the prior written consent of Akamai. Traffic policies based on CIDR mapping are subject to Akamai approval. Customer is limited to 100 properties under management and up to five (5) Thps of peak DNS traffic. An overage fee of $500 per Thps will be applied for monthly DNS traffic over five Thps or $0.02 per megabyte delivered (MB) for DNS traffic over 50 Mbps.

			$		****

☒	Log Delivery Service

	Unless otherwise indicated, **** of monthly charges for committed/overage use of specified Services**** per month		$		****

☐	Performance Analytics
	Committed Amount = Performance Analytics tokens per month X $ per Token		$	$

☒	Secure Content Delivery (includes 1 Standard SSL Certificate)	(annual fee)	$		****

	☐ Support of Additional SSL Certificaie(s)	(annual fee)	$	$
	☐ Support of Additional Wildcard SSL Certificate(s)	(annual fee)	$	$

☒	Secure Streaming		$		****

☐	SureRoute for Failover		$	$

	☐ Support of Additional SureRoute Map(s)		$	$

☐	Professional Services

	☐ Standard		$	$

☐ Enterprise (May require a Statement of Work)

(Copy totals to the Advanced Features line on attached Order Form) Total Advanced Feature Fees:			$		*	***

This Schedule is issued in connection with, and is considered part of, the attached Order Form.

Akamai Technologies, Inc. – Confidential	Legal Control # EYE026 2	Initials: Akamai:
Contract version 10/15/2006		Customer:

[****]	Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Akamai Web Application Accelerator Order Form

Customer Information		Billing Contact Information:	Code:
Company: Address:	Eyeblaster Inc. 135 18th St. 5th Floor New York, NY 10011	Contact Name: Nir Yaron Address (if different): _____________ E-Mail: niry@eyeblaster.com	Phone: ____	Fax: ____

Order Information	Akamai Rep: McCullough

Effective Date:	11/08/2007	Billing Effective Date:	12/15/2007	Term:	24 months	Customer PO #: _______
	(mm/dd/yyyy)		(mm/dd/yyyy)		(Starts on Billing Date)

Customer Type:	☐ ☒	New Customer Existing Customer	Purpose of Order:	☒	New Service Order (no change to any existing services).
				☐	Change Order. [SELECT ONE] with an effective date of ______, Describe change type here (e.g. renewal, upgrade, add feature, etc.): _______.
Affiliate Order:	☐ ☐	No (use this unless below applies) Yes – Customer is incorporating Terms & Conditions signed by an applicable affiliate. Name of affiliate is ______		☐	Transfer from another service to this one (prior service will be terminated on the Billing Effective Date). If selected then list the prior service being terminated here: _____
				☐	On Demand Event (see related On Demand Event Order Form)

Web Application Accelerator Solution		One Time Fee		Monthly Fee
Solution Base Fee		$			****

☒	Web Application Accelerator [Includes **** Certificate and Annual License]				****
	Additional Monthly Usage Commitment = _____ MPV Usage Rate = $ _____ per MPV	$		$
(Note: includes **** premium if using China CDN Service)
Usage Rate for Overage = **** per MPV (includes **** premium if using China CDN)
	☐ Additional Applications: ____ applications @ $_____ per application (5 MPV, 1 SSL cert for each)	$		$
	☐ Additional SSL Certificate (s) and Annual License ______ certificates @ $______ each	$		$
	☐ Wildcard SSL Certificate (s) and Annual License _____ certificates @ $ ________ each	$		$
List application hostname(s) for Web Acceleration _______
Modules Available with Web Application Accelerator
	☐ China CDN (China CDN Application must be completed and approved before ordering)	$		$

☒	NetStorage (includes ****)				****
	Additional Monthly Usage Commitment 0 GB Usage Rate = **** per GB	$			****
Usage Rate for Overage = **** per GB **** GB unless otherwise indicated)
Additional Products for Web Application Accelerator

☒	Performance Analytics (Includes **** for **** Site Analyzer tests)				****
	Tokens: _________ tokens @ **** per token	$		$
Modules Available with Performance Analytics
☐ Site Analyzer

☒	Professional Services
	☒ Standard - [Basic integration + **** per module for **** add-on module(s)] OR		****	$
☐ Enterprise - (Requires Statement of Work prepared by Akamai Professional Services)

☐	Advanced Features (if checked attach Advanced Feature Schedule)	$		$
Security Deposit: ☐ Security Deposit - $ TOTAL:			****		****

Customer hereby orders from Akamai the Services described in the order form (“Order Form”). This Order Form is issued under and incorporates the Terms & Conditions in effect between the parties. “Terms & Conditions” shall mean the terms & conditions network, services agreement, master services agreement or other similar agreement governing the purchase of Akamai Services signed by and between Customer, or its Affiliate identified above, and Akamai, or its applicable Affiliate, as same may behave been amended by the parties from time to time. If no such agreement has been separately executed by the parties of any of their respective Affiliates the Akamai Terms & Conditions set forth at www.akamai.com/terms shall become the Terms & Conditions governing this Order Form. Service descriptions, billing methodologies, usage requirements and additional terms are located at www.akamai.com/service and are incorporated herein in addition, use of Akamai Services as subject in Akamai’s acceptable use policy (available at www.akamai.com)

Customer Contact for Notices (if different from address at top) Company: Address: Attention:	Akamai Contact for Notices c/o Akamai Technologies, Inc. 8 Cambridge Center, Cambridge, MA 02142 USA Attn: General Counsel

EYEBLASTER, INC.		AKAMAI TECHNOLOGIES, INC.

By:	/s/ Nir Yaron	By:	/s/ Gene Meyer

Name:	Nir Yaron	Name:	Gene Meyer

Title:	Chief Operating Officer	Title:	RSM

Date:	9-November-2007	Date:	9-November-2007

[****]	Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.